EXHIBIT 99

TERM SHEETS

CMBS New Issue Term Sheet

$756,935,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2002-C2
Offered Classes A-1, A-2, B, C and D
Certificates

Wachovia Bank, National Association,
Nomura Credit & Capital, Inc. and
Artesia Mortgage Capital Corporation

Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Lend Lease Asset Management, L.P.

Special Servicer

October 2002

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

TABLE OF CONTENTS

Transaction Structure

Structure Overview	3

Structure Schematic	4

Transaction Terms	5

Mortgage Pool Characteristics as of the Cut-Off Date

General Characteristics	8

Property Types	9

Property Location	10

Cut-Off Date Balance of Mortgage Loans	11

Mortgage Rate	12

Debt Service Coverage Ratio	13

Cut-Off Date Loan-to-Value Ratio	14

Maturity Date or ARD Loan-to-Value Ratio	14

Original Term to Maturity or ARD	15

Remaining Term to Maturity or ARD	15

Seasoning	16

Original Amortization Term	17

Remaining Stated Amortization Term	17

Prepayment Provisions Summary	18

Prepayment Provision Based on Outstanding Principal Balance	18

Ten Largest Mortgage Loans	19

Residence Inn Portfolio Loans	20

The Crossing at Smithfield	23

The Promenade at Town Center	26

Carriage Hill Apartments	29

Kentlands Marketplace	31

Centennial Place	34

The Arbors at Broadlands	36

Northridge Grove Shopping Center	38

Center at Rancho Niguel	41

Home Depot EXPO	44

Additional Mortgage Loan Information	46

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	Aaa	$204,275,000	23.34%	22.75%	5.70	12/02-02/12	2/15/2012	Fixed

A-2	AAA	Aaa	471,716,000	53.91%	22.75%	9.81	02/12-10/12	10/15/2012	Fixed

B	AA	Aa2	32,815,000	3.75%	19.00%	9.93	10/12-10/12	10/15/2012	Fixed

C	A	A2	39,378,000	4.50%	14.50%	9.93	10/12-10/12	10/15/2012	Fixed

D	A-	A3	8,751,000	1.00%	13.50%	9.93	10/12-10/12	10/15/2012	Fixed

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

E(3)	(3)	(3)	$10,938,000		1.25%	12.25%	(3)	(3)	(3)	Fixed(4)

F(3)	(3)	(3)	15,314,000		1.75%	10.50%	(3)	(3)	(3)	Fixed(4)

G(3)	(3)	(3)	13,126,000		1.50%	9.00%	(3)	(3)	(3)	Fixed(4)

H(3)	(3)	(3)	16,408,000		1.88%	7.13%	(3)	(3)	(3)	Fixed

J(3)	(3)	(3)	15,313,000		1.75%	5.38%	(3)	(3)	(3)	Fixed

K(3)	(3)	(3)	4,376,000		0.50%	4.88%	(3)	(3)	(3)	Fixed

L(3)	(3)	(3)	8,751,000		1.00%	3.88%	(3)	(3)	(3)	Fixed

M(3)	(3)	(3)	7,656,000		0.87%	3.00%	(3)	(3)	(3)	Fixed

N(3)	(3)	(3)	6,165,000		0.70%	2.30%	(3)	(3)	(3)	Fixed

O(3)	(3)	(3)	20,087,992		2.30%	0.00%	(3)	(3)	(3)	Fixed

IO-I(3)	(3)	(3)	875,069,992	(5)	N/A	N/A	N/A	(3)	(3)	Variable

IO-II(3)	(3)	(3)	824,615,000	(5)	N/A	N/A	N/A	(3)	(3)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the prospectus supplement.

(3)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4)	The Pass-Through Rate applicable to the Class E, Class F and Class G Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(5)	The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class IO Certificates for each distribution date will equal the rate specified in the prospectus supplement.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Structure Schematic

*You should note that the Class IO-II Certificates may ultimately be issued by us as two or more separate classes with the same aggregate payment characteristics as are described in the prospectus supplement for the Class IO-II Certificates.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 2002.

Issue Type	Sequential pay REMIC. Class A-1, A-2, B, C and D Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, November 11, 2002 (or in the case of 39 Mortgage Loans, November 1, 2002, and in the case of 1 Mortgage Loan, November 8, 2002). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 104 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $875,069,993 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 108 properties (the “Mortgaged Properties”) located throughout 28 states and the District of Columbia.

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	52.9% of the Cut-Off Date Pool Balance

	Nomura Credit & Capital, Inc.	33.7% of the Cut-Off Date Pool Balance

	Artesia Mortgage Capital Corporation	13.4% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Securities, Inc. and Nomura Securities International, Inc.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

Special Servicer	Lend Lease Asset Management, L.P.

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about November 12, 2002.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Transaction Terms

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 15th day of each month, or if such 15th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in December 2002.

Determination Date	For any Distribution Date, the fourth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class IO-I and Class IO-II ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero, payments of principal to the Class A-1 and Class A-2 Certificates will be made on a pro rata basis.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1 and Class A-2 Certificates.

Prepayment Premiums and
Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class E, Class F and Class G Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO-I Certificates (not offered hereby).

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Transaction Terms

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation; provided, further, with respect to certain issues related to the Crossing at Smithfield Loan, the holder of the related companion loan will have certain rights to direct the Special Servicer as described in the prospectus supplement.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Contact	Wachovia Securities, Inc. William J. Cohane (704) 374-6161 (Phone) (704) 383-7639 (Fax) Scott Fuller (704) 715-1235 (Phone) (704) 715-1214 (Fax) Bob Ricci (704) 715-1235 (Phone) (704) 715-1214 (Fax)	Nomura Securities International, Inc.

Haejin Baek
(212) 667-2485 (Phone)
(212) 667-9680 (Fax)

Mark Brown
(212) 667-9087 (Phone)
(646) 587-9087 (Fax)

Bruce Viergever
(212) 667-9151 (Phone)
(646) 587-9151 (Fax)

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date

GENERAL CHARACTERISTICS

Number of Mortgage Loans	104

Number of Crossed Loan Pools	2

Number of Mortgaged Properties	108

Aggregate Balance of all Mortgage Loans	$875,069,993

Number of Mortgage Loans with Balloon Payments(1)	84

Aggregate Balance of Mortgage Loans with Balloon Payments (1)	$693,399,979

Number of Mortgage Loans with Anticipated Repayment Date	16

Aggregate Balance of Mortgage Loans with Anticipated Repayment Date	$126,187,099

Number of Fully Amortizing Mortgage Loans	3

Aggregate Balance of Fully Amortizing Mortgage Loans	$10,482,915

Number of Interest-Only Mortgage Loans	1

Aggregate Balance of Interest-Only Mortgage Loans	$45,000,000

Average Balance of Mortgage Loans	$8,414,135

Minimum Balance of Mortgage Loans	$1,150,000

Maximum Balance of Mortgage Loans	$45,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$49,203,076

Weighted Average LTV ratio(2)	71.0%

Minimum LTV ratio(2)	32.9%

Maximum LTV ratio(2)	80.0%

Weighted Average DCSR(2)	1.48	x

Minimum DSCR(2)	1.20	x

Maximum DSCR(2)	2.59	x

Weighted Average LTV at Maturity or Anticipated Repayment Date(2)	61.4%

Weighted Average Mortgage Loan interest rate	6.524%

Minimum Mortgage Loan interest rate	5.680%

Maximum Mortgage Loan interest rate	7.940%

Weighted Average Remaining Term to Maturity Date or Anticipated Repayment Date (months)(3)	114

Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	56

Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	239

(1)	Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loan that is interest-only for its entire term.
(2)	For purposes of determining the underwritten DSCR Ratio of 1 Mortgage Loan (loan number 10) representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL – Additional Mortgage Loan Information” in the prospectus supplement.
(3)	In the case of 16 Mortgage Loans, the related Anticipated Repayment Date.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPES

			% of			Weighted
		Aggregate	Cut-Off			Average	Min/Max	Weighted
	Number of	Cut-Off	Date	Weighted		Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Average	Min/Max	Date	Date	Mortgage
Property Type	Properties	Balance(1)	Balance(1)	DSCR	DSCR	LTV Ratio(1)	LTV Ratio(1)	Rate

Retail	40	$393,521,567	45.0%	1.43x	1.26x/1.90x	72.5%	46.7%/80.0%	6.630%

Retail – Anchored	31	339,428,158	38.8	1.45x	1.26x/1.90x	72.7%	46.7%/80.0%	6.566%

Retail – Shadow Anchored(2)	5	30,626,515	3.5	1.36x	1.26x/1.51x	72.5%	67.2%/79.5%	7.078%

Retail – Unanchored	4	23,466,894	2.7	1.39x	1.34x/1.46x	70.8%	63.5%/75.0%	6.959%

Office	22	203,225,813	23.2	1.44x	1.23x/1.74x	71.2%	45.8%/80.0%	6.241%

Multifamily	30	202,327,523	23.1	1.39x	1.20x/2.31x	75.5%	32.9%/79.9%	6.367%

Hospitality	10	49,203,076	5.6	2.41x	2.19x/2.59x	43.0%	40.0%/49.5%	7.400%

Industrial	3	14,911,362	1.7	1.59x	1.48x/1.77x	60.3%	51.4%/74.9%	6.859%

Mixed Use	2	6,692,944	0.8	1.38x	1.35x/1.43x	68.8%	58.6%/73.8%	6.481%

Mobile Home Park	1	5,187,707	0.6	1.40x	1.40x/1.40x	71.2%	71.2%/71.2%	6.500%

	108	$875,069,993	100.0%	1.48x	1.20x/2.59x	71.0%	32.9%/80.0%	6.524%

(1)	For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property’s appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 22.4% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
States(1)	Properties	Balance	Pool Balance	DSCR	LTV Ratio	Rate

CA	29	$312,890,849	35.8%	1.46x	71.1%	6.614%

Southern(2)	25	287,737,152	32.9	1.47x	71.3%	6.588%

Northern(2)	4	25,153,696	2.9	1.39x	68.9%	6.911%

MD	4	95,258,724	10.9	1.42x	73.3%	6.867%

FL	9	67,555,192	7.7	1.42x	73.3%	6.325%

TX	13	57,611,787	6.6	1.41x	74.7%	6.257%

VA	6	51,633,790	5.9	1.36x	72.5%	6.065%

WA	4	49,255,504	5.6	1.45x	69.4%	5.922%

RI	1	45,000,000	5.1	1.79x	68.2%	6.625%

Other	42	195,864,148	22.4	1.57x	68.5%	6.609%

	108	$875,069,993	100.0%	1.48x	71.0%	6.524%

(1)	For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property’s appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 28 states and the District of Columbia.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

< or = to $ 2,000,000	6	$9,855,031	1.1%	1.86x	58.3%	6.707%

$2,000,001 – $3,000,000	15	38,262,143	4.4	1.59x	66.8%	6.945%

$3,000,001 – $4,000,000	20	71,940,497	8.2	1.44x	72.6%	6.510%

$4,000,001 – $5,000,000	3	13,488,213	1.5	1.62x	63.1%	6.792%

$5,000,001 – $6,000,000	10	53,286,941	6.1	1.69x	62.9%	6.977%

$6,000,001 – $7,000,000	7	43,968,706	5.0	1.42x	72.6%	6.813%

$7,000,001 – $8,000,000	7	51,707,385	5.9	1.67x	62.5%	6.162%

$8,000,001 – $9,000,000	4	33,434,319	3.8	1.40x	78.4%	6.445%

$9,000,001 – $10,000,000	3	29,309,949	3.3	1.35x	75.7%	6.551%

$10,000,001 – $15,000,000	17	209,714,208	24.0	1.45x	72.2%	6.427%

$15,000,001 – $20,000,000	3	47,181,377	5.4	1.28x	74.5%	6.052%

$20,000,001 – $25,000,000	4	93,364,424	10.7	1.40x	75.5%	6.199%

$25,000,001 – $30,000,000	1	26,476,144	3.0	1.53x	72.9%	5.680%

$30,000,001 – $35,000,000	1	34,922,079	4.0	1.55x	64.7%	6.740%

$35,000,001 – $40,000,000	2	73,158,575	8.4	1.32x	73.0%	7.156%

$40,000,001 – $45,000,000	1	45,000,000	5.1	1.79x	68.2%	6.625%

	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

-	The average Cut-Off Date Balance is $8,414,135.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

5.680% – 5.999%	11	$129,949,987	14.9%	1.46x	70.2%	5.821%

6.000% – 6.249%	16	138,396,379	15.8	1.40x	74.3%	6.067%

6.250% – 6.499%	20	144,962,198	16.6	1.41x	77.0%	6.365%

6.500% – 6.749%	19	210,039,059	24.0	1.49x	71.2%	6.614%

6.750% – 6.999%	10	60,539,509	6.9	1.37x	74.0%	6.805%

7.000% – 7.249%	11	107,201,505	12.3	1.36x	71.0%	7.134%

7.250% – 7.499%	14	72,537,970	8.3	2.06x	52.2%	7.375%

7.500% – 7.940%	3	11,443,385	1.3	1.57x	61.6%	7.815%

	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

- The weighted average Mortgage Rate is 6.524%.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL—Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

DEBT SERVICE COVERAGE RATIO

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of DSCRs	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

1.20x – 1.24x	2	$18,604,422	2.1%	1.21x	78.0%	5.969%

1.25x – 1.29x	12	101,485,525	11.6	1.28x	72.6%	6.870%

1.30x – 1.34x	17	147,893,472	16.9	1.32x	73.9%	6.508%

1.35x – 1.39x	17	157,372,355	18.0	1.36x	78.4%	6.472%

1.40x – 1.44x	13	105,308,204	12.0	1.42x	72.8%	6.464%

1.45x – 1.49x	9	65,616,149	7.5	1.47x	68.7%	6.388%

1.50x – 1.54x	10	95,198,123	10.9	1.51x	75.7%	6.061%

1.55x – 1.59x	3	42,353,160	4.8	1.56x	66.7%	6.656%

1.60x – 1.64x	2	15,036,948	1.7	1.62x	64.3%	5.826%

1.70x – 1.74x	2	8,409,633	1.0	1.73x	46.1%	7.070%

1.75x – 1.79x	4	60,263,821	6.9	1.78x	65.2%	6.614%

1.85x – 1.89x	1	4,000,000	0.5	1.87x	54.8%	5.750%

1.90x – 1.94x	1	3,175,105	0.4	1.90x	52.1%	6.750%

2.15x – 2.20x	1	4,395,808	0.5	2.19x	40.0%	7.400%

2.21x or Greater	10	45,957,268	5.3	2.43x	43.0%	7.359%

	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

 - The weighted average Debt Service Coverage Ratio is 1.48x.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Range of Cut-Off Date LTV Ratios	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

30.01% – 35.00%	1	$1,150,000	0.1%	2.31	x	32.9%	5.750%

35.01% – 40.00%	1	4,395,808	0.5	2.19	x	40.0%	7.400%

40.01% – 50.00%	11	53,216,902	6.1	2.32	x	43.7%	7.348%

50.01% – 55.00%	4	19,818,281	2.3	1.80	x	53.0%	6.460%

55.01% – 60.00%	1	2,192,944	0.3	1.43	x	58.6%	7.200%

60.01% – 65.00%	8	90,988,751	10.4	1.49	x	64.3%	6.380%

65.01% – 70.00%	10	162,716,438	18.6	1.48	x	67.5%	6.608%

70.01% – 75.00%	31	226,251,577	25.9	1.41	x	73.7%	6.395%

75.01% – 80.00%	37	314,339,293	35.9	1.36	x	79.2%	6.466%

	104	$875,069,993	100.0%	1.48	x	71.0%	6.524%

- The weighted average Cut-Off Date LTV Ratio is 71.0%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

						Weighted
			% of			Average	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Maturity	Average
Range of Maturity Date or ARD	Mortgage	Cut-Off Date	Pool	Average		Date	Mortgage
Loan-to-Value Ratios(1)	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

0.00% – 5.00%	3	$10,482,915	1.2%	1.62	x	1.1%	7.414%

30.01% – 40.00%	11	50,422,480	5.8	2.34	x	34.3%	7.314%

40.01% – 50.00%	7	31,561,366	3.6	1.70	x	46.8%	6.452%

50.01% – 55.00%	5	36,987,687	4.2	1.55	x	53.0%	5.964%

55.01% – 60.00%	9	134,073,809	15.3	1.41	x	57.7%	6.784%

60.01% – 65.00%	28	182,052,376	20.8	1.40	x	63.6%	6.512%

65.01% – 70.00%	35	395,834,537	45.2	1.42	x	67.8%	6.360%

70.01% – 75.00%	4	22,941,370	2.6	1.34	x	70.9%	6.794%

75.01% – 80.00%	2	10,713,454	1.2	1.38	x	75.2%	6.502%

	104	$875,069,993	100.0%	1.48	x	61.4%	6.524%

(1)	With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

-	The weighted average Maturity Date or ARD LTV Ratio is 61.4%.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
Range of Original Terms	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 60	5	$43,781,279	5.0%	1.35	x	72.3%	6.051%

61 – 84	2	39,276,144	4.5	1.50	x	73.1%	5.775%

109 – 120	94	781,529,655	89.3	1.49	x	71.0%	6.576%

217 – 228	1	2,993,792	0.3	1.27	x	66.5%	6.640%

229 – 240	2	7,489,122	0.9	1.75	x	49.9%	7.724%

	104	$875,069,993	100.0%	1.48	x	71.0%	6.524%

(1)	With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

 - The weighted average original term to maturity or ARD is 117 months.

REMAINING TERM TO MATURITY OR ARD

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
Range of Remaining Terms	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 60	5	$43,781,279	5.0%	1.35	x	72.3%	6.051%

61 – 84	2	39,276,144	4.5	1.50	x	73.1%	5.775%

85 – 108	1	3,709,356	0.4	1.46	x	66.2%	7.750%

109 – 120	93	777,820,299	88.9	1.49	x	71.0%	6.571%

217 – 228	2	8,136,968	0.9	1.59	x	57.0%	7.462%

229 – 240	1	2,345,946	0.3	1.72	x	46.7%	7.250%

	104	$875,069,993	100.0%	1.48	x	71.0%	6.524%

(1)	With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

 - The weighted average remaining term to maturity or ARD is 114 months.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL—Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
Seasoning (months)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 12	103	$871,360,637	99.6%	1.48	x	71.0%	6.519%

13 – 24	1	3,709,356	0.4	1.46	x	66.2%	7.750%

	104	$875,069,993	100.0%	1.48	x	71.0%	6.524%

 - The weighted average seasoning is 2 months.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL – Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
Range of Original Amortization	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

193 – 228	1	$2,993,792	0.3%	1.27x	66.5%	6.640%

229 – 264	4	13,117,192	1.5	1.54x	60.3%	7.222%

265 – 300	16	85,170,800	9.7	2.02x	51.4%	6.975%

301 – 348	1	10,820,000	1.2	1.35x	80.0%	6.500%

349 – 360	81	717,968,208	82.0	1.40x	73.6%	6.451%

Non-Amortizing	1	45,000,000	5.1	1.79x	68.2%	6.625%

	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- The weighted average original amortization term (excluding the Non-Amortizing Mortgage Loan) is 351 months.

REMAINING STATED AMORTIZATION TERM

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
Range of Remaining Stated	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

193 – 228	2	$8,136,968	0.9%	1.59x	57.0%	7.462%

229 – 264	3	7,974,016	0.9	1.40x	66.0%	6.759%

265 – 300	16	85,170,800	9.7	2.02x	51.4%	6.975%

301 – 348	2	14,529,356	1.7	1.38x	76.5%	6.819%

349 – 360	80	714,258,852	81.6	1.40x	73.6%	6.445%

Non-Amortizing	1	45,000,000	5.1	1.79x	68.2%	6.625%

	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

 - The weighted average remaining amortization term (excluding the Non-Amortizing Mortgage Loan) is 349 months.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL – Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Mortgage Pool Characteristics as of the Cut-Off Date*

PREPAYMENT PROVISIONS SUMMARY

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Prepayment Provisions	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

Lockout/Defeasance	98	$831,719,555	95.0%	1.48x	71.1%	6.536%

Lockout/Yield Maintenance	2	25,279,934	2.9	1.30x	76.0%	6.640%

Lockout/Prepayment Premium	2	12,920,504	1.5	1.62x	60.4%	5.826%

Lockout/Yield Maintenance or Defeasance	2	5,150,000	0.6	1.97x	49.9%	5.750%

Total	104	$875,069,993	100.0%	1.48x	71.0%	6.524%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)(4)

Prepayment
Analysis
Date	Nov-02	Nov-03	Nov-04	Nov-05	Nov-06	Nov-07	Nov-08	Nov-09	Nov-10	Nov-11	Nov-12

% Lockout	100.00%	100.00%	50.56%	27.20%	2.10%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.00%	0.00%	47.35%	69.24%	94.33%	95.32%	95.24%	95.07%	95.06%	90.45%	100.00%
% YM	0.00%	0.00%	0.60%	2.06%	2.07%	3.72%	3.79%	3.92%	3.93%	3.95%	0.00%
% Prepayment Premium	0.00%	0.00%	1.49%	1.50%	1.51%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

$ Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.96%	0.98%	1.01%	1.02%	5.60%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance	$875.07	$866.62	$857.51	$847.14	$836.06	$782.58	$758.45	$721.90	$708.71	$691.31	$6.90
Percent of Cut-Off Date Pool Balance	100.00%	99.03%	97.99%	96.81%	95.54%	89.43%	86.67%	82.50%	80.99%	79.00%	0.79%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after November 2012, the outstanding loan balances represent less than 0.75% of the Cut-Off Date Pool Balance.

(4)	With respect to 2 Mortgage Loans (loan numbers 64 and 104), an assumption was made that the borrower elected a yield maintenance charge.

*	For purposes of determining the underwritten DSC Ratio of 1 Mortgage Loan (loan number 10), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of such Mortgage Loan was reduced by the amounts of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Ten Largest Mortgage Loans

The following table and summaries describe the ten largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Ten Largest Mortgage Loans by Cut-Off Date Balance

		Number of
		Mortgage		% of		Loan
		Loans/		Cut-Off		Balance
	Mortgage	Number of		Date		Per	Weighted
	Loan	Mortgaged	Cut-Off Date	Pool	Property	SF/Unit	Average
Loan Name	Seller	Properties	Balance(1)	Balance	Type	/Room	DSCR

Residence Inn Portfolio	Wachovia	10/10	$49,203,076	5.6%	Hospitality - Suite	$36,339	2.41x

The Crossing at Smithfield	Wachovia	1/1	45,000,000	5.1	Retail - Anchored	$77	1.79x

The Promenade at Town Center	NCCI	1/1	37,403,457	4.3	Retail - Anchored	$206	1.29x

Carriage Hill Apartments	NCCI	1/1	35,755,118	4.1	Multifamily - Conventional	$44,361	1.36x

Kentlands Marketplace	NCCI	1/1	34,922,079	4.0	Retail - Anchored	$139	1.55x

Centennial Place	AMCC	1/1	26,476,144	3.0	Office - Suburban	$111	1.53x

Northridge Grove Shopping Center	Wachovia	1/1	24,000,000	2.7	Retail - Anchored	$160	1.43x

The Arbors at Broadlands	AMCC	1/1	24,000,000	2.7	Multifamily - Conventional	$100,000	1.30x

Center at Rancho Niguel	NCCI	1/1	22,982,747	2.6	Retail - Anchored	$196	1.37x

Home Depot Expo	Wachovia	1/1	22,381,678	2.6	Retail - Anchored	$214	1.50x

Total/Wtd. Avg.		19/19	$322,124,299	36.8%			1.62x

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Weighted
	Weighted	Average	Weighted
	Average	LTV Ratio	Average
	Cut-Off Date	at Maturity	Mortgage
Loan Name	LTV Ratio	or ARD	Rate

Residence Inn Portfolio	43.0%	34.9%	7.400%

The Crossing at Smithfield	68.2%	68.2%	6.625%

The Promenade at Town Center	66.8%	58.7%	7.200%

Carriage Hill Apartments	79.5%	69.9%	7.110%

Kentlands Marketplace	64.7%	56.1%	6.740%

Centennial Place	72.9%	65.6%	5.680%

Northridge Grove Shopping Center	75.0%	64.7%	6.575%

The Arbors at Broadlands	68.4%	65.8%	5.800%

Center at Rancho Niguel	79.0%	67.8%	6.370%

Home Depot Expo	79.9%	68.0%	6.050%

Total/Wtd. Avg.	67.5%	60.2%	6.675%

(1)	In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

RESIDENCE INN PORTFOLIO LOANS

Property Information

Number of Mortgaged Properties	10

Location	Various

Property Type	Hospitality

Size (Number of Rooms)	1,354

Occupancy as of June 14, 2002	74.4%

Year Built	Various

Appraisal Value	$115,300,000

Underwritten Occupancy	71.5%

Underwritten REVPAR	$69.68

Underwritten Revenues	$33,818,002

Underwritten Total Expenses	$21,517,766

Underwritten Net Operating Income (NOI)	$12,300,236

Underwritten Net Cash Flow (NCF)	$10,440,246

Mortgage Loan Information

Mortgage Loan Seller	Wachovia

Cut-Off Date Balance	$49,203,076

Percentage of Cut-Off Date Pool Balance	5.6%

Cut-Off Date Loan Balance Per Unit	$36,339

Number of Mortgage Loans	10

Type of Security	Fee

Mortgage Rate	7.400%

Original Term/ Amortization	120/300

Remaining Term/ Amortization	119/299

Cut-Off Date LTV	43.0%

Maturity Date LTV	34.9%

Underwritten DSCR on NOI	2.84x

Underwritten DSCR on NCF	2.41x

Shadow rating (Moody’s/ S&P)*	A3/A+

*	Moody’s and S&P have confirmed that the Residence Inn Portfolio Loans collectively have, in the context of their inclusion in the trust, credit characteristics consistent with that of an obligation rated “A3”/ “A+” by Moody’s and S&P, respectively.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loans. The 10 Mortgage Loans (the “Residence Inn Portfolio Loans”) are made to a single borrower and collectively secured by first deeds of trust or mortgages encumbering 10 hotels located in Atlanta, Georgia (2 hotels); Boulder, Colorado; Cincinnati, Ohio; Dayton, Ohio; Southfield, Michigan; Chesterfield, Missouri; Lombard, Illinois; Costa Mesa, California; and Long Beach, California. The Residence Inn Portfolio Loans collectively represent approximately 5.6% of the Cut-Off Date Pool Balance. All of the Residence Inn Portfolio Loans were originated on September 20, 2002, and have an aggregate Cut-Off Date Balance of $49,203,076. Each Residence Inn Portfolio Loan is cross-collateralized and cross-defaulted with the other Residence Inn Portfolio Loans.

Each Residence Inn Portfolio Loan has a remaining term of 119 months and matures on October 11, 2012. Each Residence Inn Portfolio Loan may be prepaid on or after August 11, 2012, and each Residence Inn Portfolio Loan permits defeasance with United States government obligations beginning 3 years after its first payment date.

-	The Borrower. The borrower under each Residence Inn Portfolio Loan is AHT-SPE I Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Residence Inn Portfolio Loans. The sponsor of the borrower is Apple Hospitality Two, Inc. (“Apple Hospitality”), a Real Estate Investment Trust. Apple Hospitality, founded in 2001, performs activities related to the acquisition and ownership of upscale extended stay and upscale limited service hotels. As of June 30, 2002, Apple Hospitality had approximately $250 million invested in 25 hotels with a total of 3,280 suites, located in Alabama, California, Connecticut, Georgia, Massachusetts, Ohio, Texas and various other states.

-	The Properties. The Mortgaged Properties consist of 10 Marriott Residence Inns containing 1,354 rooms, which were constructed between 1986 and 1988. The following table presents certain information relating to the financial performance of the Mortgaged Properties for the trailing 12 months ending June 30, 2002:

					Average	Revenue Per
		Number of	Loan per		Daily Rate	Available Room
Property	Loan Amount	Rooms	Room	Occupancy %	(ADR)	(REVPAR)

Long Beach, CA	$11,600,000	216	$53,704	79.1%	$108.66	$85.93

Costa Mesa, CA	7,500,000	144	$52,083	74.3%	$101.84	$75.62

Boulder, CO	6,000,000	128	$46,875	63.8%	$122.77	$78.32

Lombard, IL	5,400,000	144	$37,500	81.4%	$95.70	$77.87

Atlanta, GA- Buckhead	5,100,000	136	$37,500	73.3%	$92.82	$68.05

Southfield, MI	4,400,000	144	$30,556	79.6%	$90.95	$72.37

Atlanta, GA- Cumberland	3,000,000	130	$23,077	65.9%	$83.54	$55.09

Chesterfield, MO	2,800,000	104	$26,923	85.1%	$81.95	$69.77

Cincinnati, OH	2,000,000	144	$13,889	70.9%	$71.99	$51.05

Dayton-North, OH	1,450,000	64	$22,656	86.9%	$80.04	$69.55

Total/ Average	$49,250,000	1,354	$36,374	75.6%	$99.32	$74.79

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

The following table presents certain information relating to the underwritten financials for the Mortgaged Properties:

	UW	Average	Revenue Per
	Occupancy	Daily Rate	Available Room
	%	(ADR)	(REVPAR)

Long Beach, CA	75.0%	$108.00	$81.00

Costa Mesa, CA	74.0%	$100.00	$74.00

Boulder, CO	60.0%	$120.00	$72.00

Lombard, IL	75.0%	$95.00	$71.25

Atlanta, GA — Buckhead	70.0%	$90.00	$63.00

Southfield, MI	75.0%	$90.00	$67.50

Atlanta, GA — Cumberland	65.0%	$80.00	$52.00

Chesterfield, MO	75.0%	$80.00	$60.00

Cincinnati, OH	65.0%	$70.00	$45.50

Dayton — North, OH	75.0%	$80.00	$60.00
	71.5%	$97.68	$69.68

-	Escrows. The loan documents do not provide for the ongoing collection and maintenance (except as described below) of escrows. Pursuant to the terms of the management agreement, certain escrows exist and are presently being collected and maintained under the control of the property manager. In addition, the loan documents required the borrower to deposit with the mortgagee a sum of $1,800,000 as additional collateral. This amount is required to be held by the mortgagee until the borrower verifies the completion of certain capital improvements on the Mortgaged Properties. It is expected that the capital improvements will cost approximately $10,000,000. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Residence Inn by Marriott, Inc., a wholly owned subsidiary of Marriott International, Inc. (“Marriott”), is the property manager for the Mortgaged Properties securing the Residence Inn Portfolio Loans. Marriott operates or franchises nearly 2,400 lodging properties located in 50 states and 63 countries and territories and also manages 156 senior living communities across the United States.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

THE CROSSING AT SMITHFIELD

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Smithfield, RI

Property Type	Retail-Anchored

Size (SF)	587,969

Occupancy as of August 27, 2002.	97.9%

Year Built	2001

Appraisal Value	$66,000,000

Underwritten Occupancy	95.0%

Underwritten Revenues	$7,603,060

Underwritten Total Expenses	$2,063,579

Underwritten Net Operating Income (NOI)	$5,539,481

Underwritten Net Cash Flow (NCF)	$5,341,837

Mortgage Loan Information

Mortgage Loan Seller	Wachovia

Cut-Off Date Balance	$45,000,000

Percentage of Cut-Off Date Pool Balance	5.1%

Cut-Off Date Loan Balance Per SF	$77

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	6.625%

Original Term/ Amortization	120/NA

Remaining Term/ Amortization	118/NA

Cut-Off Date LTV	68.2%

Maturity Date LTV	68.2%

Underwritten DSCR on NOI	1.86x

Underwritten DSCR on NCF	1.79x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Crossing at Smithfield Loan”) is secured by a first mortgage encumbering an anchored retail center located in Smithfield, Rhode Island. The Crossing at Smithfield Loan represents approximately 5.1% of the Cut-Off Date Pool Balance. The Crossing at Smithfield Loan was originated on August 8, 2002, and has a Cut-Off Date Principal Balance of $45,000,000. The Crossing at Smithfield Loan, which is evidenced by a senior note dated August 8, 2002, is the senior portion of a whole loan with an original principal balance of $52,500,000. The companion loan related to the Crossing at Smithfield Loan is evidenced by a separate note dated August 8, 2002 (the “Crossing at Smithfield Companion Loan”), with an original principal balance of $7,500,000. The Crossing at Smithfield Companion Loan will not be an asset of the trust. The Crossing at Smithfield Loan and the Crossing at Smithfield Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL-AB Mortgage Loans” and will be serviced pursuant to the terms of the pooling and servicing agreement. The Crossing at Smithfield Loan provides for interest-only payments for all 120 months of its term.

The Crossing at Smithfield Loan has a remaining term of 118 months and matures on September 1, 2012. The Crossing at Smithfield Loan may be prepaid on or after July 1, 2012, and permits defeasance with United States government obligations beginning 2 years after the Cut-Off Date.

-	The Borrower. The borrower is W/ S Smithfield Associates LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Crossing at Smithfield Loan. The sponsor of the borrower is S. R. Weiner and Associates Inc. (“S. R. Weiner”). S. R. Weiner has developed nearly 16.0 million square feet of commercial space, including approximately 1.3 million square feet of regional malls, 10.0 million square feet of community shopping centers and 1.3 million square feet of non-retail properties. The two principals of S. R. Weiner are Stephen Weiner and Jeremy Sclar.

-	The Property. The Mortgaged Property is an approximately 587,969 square foot anchored retail center (including space ground leased to anchors) situated on approximately 70.5 acres and constructed in 2001. The Mortgaged Property is located in Smithfield, Rhode Island, within the Providence, Rhode Island metropolitan statistical area. As of August 27, 2002, the occupancy rate for the Mortgaged Property securing the Crossing at Smithfield Loan was approximately 97.9%. The largest tenant is Home Depot U.S.A., Inc. (“Home Depot”), occupying approximately 132,500 square feet, or approximately 22.5% of the net rentable area. Home Depot is one the of world’s largest home improvement retailers. As of October 14, 2002, The Home Depot, Inc., the parent company of Home Depot, had senior unsecured debt ratings of “Aa3” (Moody’s) and “AA” (S&P). The Home Depot lease expires in January 2022. The second largest tenant is Target Corporation (“Target”), occupying approximately 125,381 square feet, or approximately 21.3% of the net rentable area. Target is a family oriented discount retailer. As of October 14, 2002, Target had senior unsecured debt ratings of “A2” (Moody’s) and “A+” (S&P). The Target lease expires in January 2027. The third largest tenant is Kohl’s Corporation (“Kohl’s”), occupying approximately 88,045 square feet, or approximately 15.0% of the net rentable area. Kohl’s operates family oriented specialty department stores primarily in the Midwest, Mid-Atlantic and Northeast areas of the United States. As of October 14, 2002, Kohl’s had senior unsecured debt ratings of “A3” (Moody’s) and “A” (S&P). The Kohl’s lease expires in January 2023. Although Kohl’s is obligated under its lease to operate a store at the Mortgaged Property, it has not completed its renovations and has not commenced rent payments.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Home Depot(1)	9.2%	132,500	22.5%	January 2022

Target(1)	7.2%	125,381	21.3%	January 2027

Kohl’s(1)	11.8%	88,045	15.0%	January 2023

Linens ‘n Things	7.8%	35,000	6.0%	January 2018

Barnes and Noble	5.9%	24,094	4.1%	July 2017

(1)	Anchor space subject to ground lease only.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
						% of Gross	% of Gross
		WA Base			Cumulative	Potential	Potential
	No. of Leases	Rent/SF	Total SF	% of Total	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	SF Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2002	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	3	$21.59	14,668	2.5%	2.5%	5.1%	5.1%
2008	3	$25.56	12,556	2.1%	4.6%	5.1%	10.2%
2009	0	$0.00	0	0.0%	4.6%	0.0%	10.2%
2010	0	$0.00	0	0.0%	4.6%	0.0%	10.2%
2011	1	$14.84	23,149	3.9%	8.6%	5.5%	15.7%
2012	8	$20.65	62,602	10.6%	19.2%	20.7%	36.3%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for escrows of real estate taxes and provide for certain replacement reserves. In addition, the loan documents required the borrower to deposit $647,511 with the mortgagee as an initial escrow for certain expenses associated with certain tenants that have not as yet taken occupancy or commenced payment of rent. This escrow is equivalent to 6 months of rents for the associated tenants. This escrow is required to be released on a pro rata basis as the individual tenants take occupancy and commence payment of rent. In addition, other initial escrows (relating to tenant improvements and leasing commissions, which are outstanding landlord obligations, in an amount of $3,293,989) were required to be deposited with the mortgagee by the borrower. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Crossing at Smithfield Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Environmental. The Mortgaged Property is an active Rhode Island Leaking Underground Storage Tank site. The Mortgaged Property was previously occupied by B&E Transportation and Trucking Company, which utilized two underground storage tanks. The underground storage tanks have been removed and all required environmental concerns have been addressed by the borrower. According to the Phase II Environmental Site Assessment, the Rhode Island Department of Environmental Management deemed the Mortgaged Property a “monitoring only” case. Furthermore, the Mortgaged Property securing the Crossing at Smithfield Loan is insured under a Secured Creditor Impaired Property policy with no deductible provided by AIG Environmental, a member company of American International Group, Inc., in the amount of $1,000,000 for a policy period of 17.5 years, for which the full premium was paid by the borrower at or prior to the closing of the Crossing at Smithfield Loan. As of October 15, 2002, American International Group, Inc. had a financial strength rating of “AAA” (S&P).

-	Management. S. R. Weiner is the property manager for the Mortgaged Property securing the Crossing at Smithfield Loan. The property manager is the sponsor of the Crossing at Smithfield Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

THE PROMENADE AT TOWN CENTER

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Valencia, CA

Property Type	Retail-Anchored

Size (SF)	181,723

Occupancy as of August 1, 2002.	94.2%

Year Built	2002

Appraisal Value	$56,000,000

Underwritten Occupancy	92.5%

Underwritten Revenues	$5,135,242

Underwritten Total Expenses	$1,043,140

Underwritten Net Operating Income (NOI)	$4,092,102

Underwritten Net Cash Flow (NCF)	$3,954,778

Mortgage Loan Information

Mortgage Loan Seller	NCCI

Cut-Off Date Balance	$37,403,457

Percentage of Cut-Off Date Pool Balance	4.3%

Cut-Off Date Loan Balance Per SF	$206

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	7.200%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	116/356

Cut-Off Date LTV	66.8%

Maturity Date LTV	58.7%

Underwritten DSCR on NOI	1.34x

Underwritten DSCR on NCF	1.29x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Promenade at Town Center Loan”) is secured by a first deed of trust encumbering an anchored retail property located in Valencia, California. The Promenade at Town Center Loan represents approximately 4.3% of the Cut-Off Date Pool Balance. The Promenade at Town Center Loan was originated on July 11, 2002, and has a Cut-Off Date Balance of $37,403,457.

The Promenade at Town Center Loan has a remaining term of 116 months and matures on July 11, 2012. The Promenade at Town Center Loan may be prepaid on or after February 11, 2012, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

-	The Borrower. The borrower is South River-Promenade at Town Center LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Promenade at Town Center Loan. The sponsor is Ronald K. Rasak, president of RKR Incorporated. RKR Incorporated, founded in 1986, has developed approximately 1 million square feet of commercial space in Southern California.

-	The Property. The Mortgaged Property is an approximately 181,723 square foot anchored retail center situated on approximately 19.3 acres and constructed in 2002. The Mortgaged Property is located in Valencia, California, within the Santa Clarita, California metropolitan statistical area. As of August 1, 2002, the occupancy rate for the Mortgaged Property securing the Promenade at Town Center Loan was approximately 94.2%. The largest tenant is The Vons Companies Inc. (“Vons”), d.b.a. Pavilions, occupying approximately 54,000 square feet, or approximately 29.7% of the net rentable area. Vons operates approximately 330 stores in Central and Southern California with 32 Vons operating under the upscale Pavilions trade name. The Pavilions store at the Mortgaged Property offers a pharmacy, bakery, deli, photo center, China Express and an in-store Starbucks café. Vons is a subsidiary of Safeway, which as of October 14, 2002, had senior unsecured debt ratings of “Baa2” (Moody’s) and “BBB” (S&P). The Vons lease expires in February 2027. The second largest tenant is HomeGoods Inc. (“HomeGoods”), occupying approximately 24,518 square feet, or approximately 13.5% of the net rentable area. HomeGoods offers home furnishings in approximately 110 stores nationwide. HomeGoods is a subsidiary of the TJX Companies, Inc., which as of October 14, 2002, had senior unsecured debt ratings of “A3” (Moody’s) and “A” by (S&P). The HomeGoods lease expires in February 2012. The third largest tenant is Tilly’s (“Tilly’s”), a sportswear retailer, occupying approximately 10,000 square feet, or approximately 5.5% of the net rentable area. Tilly’s is a family fashion and sportswear retailer, and Tilly’s currently operates 23 stores in California. The Tilly’s lease expires in June 2012.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Vons	22.7%	54,000	29.7%	February 2027

HomeGoods	7.5%	24,518	13.5%	February 2012

Tilly’s	4.2%	10,000	5.5%	June 2012

Party America	4.1%	9,710	5.3%	April 2012

Olive Garden	2.7%	8,000	4.4%	April 2012

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
						% of Gross	% of Gross
		WA Base			Cumulative	Potential	Potential
	No. of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2002	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2003	1	$0.00	0	0.0%	0.0%	0.3%	0.3%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.3%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.3%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.3%
2007	3	$42.05	6,785	3.7%	3.7%	6.2%	6.5%
2008	0	$0.00	0	0.0%	3.7%	0.0%	6.5%
2009	4	$40.25	8,570	4.7%	8.4%	7.6%	14.1%
2010	0	$0.00	0	0.0%	8.4%	0.0%	14.1%
2011	1	$42.00	1,200	0.7%	9.1%	1.1%	15.2%
2012	20	$24.28	82,361	45.3%	54.4%	43.8%	59.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. RKR, Inc. is the property manager for the Mortgaged Property securing the Promenade at Town Center Loan. The property manager is affiliated with the sponsor of the Promenade at Town Center Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

CARRIAGE HILL APARTMENTS

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Randallstown, MD

Property Type	Multifamily

Size (Units)	806

Occupancy as of July 31, 2002	97.2%

Year Built	1974

Appraisal Value	$45,000,000

Underwritten Occupancy	95.0%

Underwritten Revenues	$6,867,273

Underwritten Total Expenses	$2,720,463

Underwritten Net Operating Income (NOI)	$4,146,810

Underwritten Net Cash Flow (NCF)	$3,945,310

Mortgage Loan Information

Mortgage Loan Seller	NCCI

Cut-Off Date Balance	$35,755,118

Percentage of Cut-Off Date Pool Balance	4.1%

Cut-Off Date Loan Balance Per Unit	$44,361

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	7.110%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	111/351

Cut-Off Date LTV	79.5%

Maturity Date LTV	69.9%

Underwritten DSCR on NOI	1.43x

Underwritten DSCR on NCF	1.36x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Carriage Hill Apartments Loan”) is secured by a first deed of trust encumbering an 806-unit multifamily complex located in Randallstown, Maryland. The Carriage Hill Apartments Loan represents approximately 4.1% of the Cut-Off Date Pool Balance. The Carriage Hill Apartments Loan was originated on January 15, 2002, and has a principal balance as of the Cut-Off Date of $35,755,118.

The Carriage Hill Apartments Loan has a remaining term of 111 months and matures on February 11, 2012. The Carriage Hill Apartments Loan may be prepaid on or after September 11, 2011, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

-	The Borrower. The borrower is Carriage Hill Apartments Corporation, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Carriage Hill Apartments Loan. The sponsors of the borrower are Dale S. Okonow and CMS Entrepreneurial II. Mr. Okonow is chief operating officer of Sawyer Realty Holdings. Sawyer Realty Holdings, founded in 1993, is a privately held real estate acquisition and management firm that currently owns and manages over 8,000 multifamily units. CMS Entrepreneurial II is a subsidiary of CMS Companies, a private financial services firm with over $1.2 billion of various equity investments, including over $500 million of commercial real estate.

-	The Property. The Mortgaged Property is an 806-unit garden-style apartment complex, constructed in 1974 which consists of 66 buildings situated on approximately 45.8 acres in Randallstown, Maryland, within the Baltimore-Washington DC metropolitan statistical area. As of July 31, 2002, the occupancy rate for the Mortgaged Property securing the Carriage Hill Apartments Loan was approximately 97.2%. Amenities located at the Mortgaged Property include a swimming pool, tennis courts, playground and a community center.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

				% of Net
	No. of	Unit		Rentable	Asking Rental
Unit Type	Units	Size (SF)	Total SF	Area	Rate

1 BR/1 BA	226	893	201,818	22.6%	$700

1 BR/1 BA	78	993	77,454	8.7	$745

2 BR/1 BA	140	1,136	159,040	17.8	$775

2 BR/1 BA/ Den	92	1,195	109,940	12.3	$825

2 BR/2 BA	131	1,173	153,663	17.2	$800

2 BR/2 BA/ Den	20	1,313	26,260	2.9	$900

3 BR/2 BA	119	1,396	166,124	18.6	$945

Total/Weighted Average	806	1,110	894,299	100.0%	$789

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance and provide for certain replacement reserves. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Carriage Hills Apartments Loan, upon the occurrence of an event of default under the loan documents, the mortgagee may notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Property Management. Sawyer Property Management is the property manager for the Mortgaged Property securing the Carriage Hill Apartments Loan. The property manager is affiliated with the sponsor of the Carriage Hill Apartments Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

KENTLANDS MARKETPLACE

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Gaithersburg, MD

Property Type	Retail-Anchored

Size (SF)	251,993

Occupancy as August 1, 2002.	90.7%

Year Built	1998

Appraisal Value	$54,000,000

Underwritten Occupancy	88.4%

Underwritten Revenues	$5,648,594

Underwritten Total Expenses	$1,203,616

Underwritten Net Operating Income (NOI)	$4,444,978

Underwritten Net Cash Flow (NCF)	$4,209,690

Mortgage Loan Information

Mortgage Loan Seller	NCCI

Cut-Off Date Balance	$34,922,079

Percentage of Cut-Off Date Pool Balance	4.0%

Cut-Off Date Loan Balance Per SF	$139

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	6.740%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	117/357

Cut-Off Date LTV	64.7%

Maturity Date LTV	56.1%

Underwritten DSCR on NOI	1.63x

Underwritten DSCR on NCF	1.55x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Kentlands Marketplace Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Gaithersburg, Maryland. The Kentlands Marketplace Loan represents approximately 4.0% of the Cut-Off Date Pool Balance. The Kentlands Marketplace Loan was originated on July 12, 2002, and has a Cut-Off Date Balance of $34,922,079.

The Kentlands Marketplace Loan has a remaining term of 117 months and matures on August 8, 2012. The Kentlands Marketplace Loan may be prepaid on or after March 8, 2012, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

-	The Borrower. The borrower is Kentlands II, LLC, a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Kentlands Marketplace Loan. The sponsor is Guy E. Beatty, president of The Beatty Companies. The Beatty Companies, founded in 1971, currently owns and manages over 1.6 million square feet of office and retail space in the Washington, DC metropolitan area.

-	The Property. The Mortgaged Property is an approximately 251,993 square foot anchored retail center situated on approximately 21.2 acres and constructed in 1998. The Mortgaged Property is located in Gaithersburg, Maryland, within the Washington, DC metropolitan statistical area. As of August 1, 2002, the occupancy rate for the Mortgaged Property securing the Kentlands Marketplace Loan was approximately 90.7%. The largest tenant is Whole Foods Market, Inc. (“Whole Foods”), occupying approximately 35,868 square feet, or approximately 14.2% of the net rentable area. Whole Foods owns and operates 133 natural food supermarkets in 22 states and the District of Columbia. The Whole Foods lease expires in May 2021. The second largest tenant is Michael’s Stores, Inc. (“Michael’s”), occupying approximately 23,296 square feet, or approximately 9.2% of the net rentable area. Michael’s is a national specialty retailer providing materials, ideas and education for creative activities in home decor, art and craft projects in 629 stores located in 48 states, Canada and Puerto Rico. The Michael’s lease expires in January 2014. The third largest tenant is Bally Total Fitness, Inc. (“Bally’s”), occupying approximately 23,000 square feet, or approximately 9.1% of the net rentable area. Bally’s is the largest, and only nationwide, commercial operator of fitness centers with approximately 385 facilities located in 28 states and Canada. The Bally’s lease expires in February 2014.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Whole Foods	12.8%	35,868	14.2%	May 2021

Michael’s	5.2%	23,296	9.2%	January 2014

Bally’s	7.0%	23,000	9.1%	February 2014

PetsMart	5.5%	18,741	7.4%	January 2016

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

						% of Gross	Cumulative
		WA Base			Cumulative	Potential	% of Gross
	No. of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Potential Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2002	1	$7.87	2,286	0.9%	0.9%	0.3%	0.3%
2003	1	$27.32	3,600	1.4%	2.3%	1.8%	2.1%
2004	6	$32.51	10,559	4.2%	6.5%	6.3%	8.5%
2005	7	$28.78	12,834	5.1%	11.6%	6.8%	15.3%
2006	4	$31.15	5,654	2.2%	13.9%	3.3%	18.6%
2007	3	$30.25	4,758	1.9%	15.8%	2.7%	21.2%
2008	0	$0.00	0	0.0%	15.8%	0.0%	21.2%
2009	11	$26.28	28,637	11.4%	27.1%	13.9%	35.1%
2010	4	$25.21	20,227	8.0%	35.2%	9.4%	44.6%
2011	1	$16.88	7,553	3.0%	38.2%	2.4%	46.9%
2012	0	$0.00	0	0.0%	38.2%	0.0%	46.9%

(1)	Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance and provide for certain replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $37,800 per year, not to exceed $100,000 in the aggregate, for tenant improvements and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Kentlands Marketplace Loan, upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. Beatty Management is the property manager for the Mortgaged Property securing the Kentlands Marketplace Loan. The property manager is affiliated with the sponsor of the Kentlands Marketplace Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

CENTENNIAL PLACE

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Tacoma, WA

Property Type	Suburban Office

Size (SF)	239,475

Occupancy as of October 1, 2002.	100.0%

Year Built	1986 & 1993

Appraisal Value	$36,300,000

Underwritten Occupancy	98.0%

Underwritten Revenues	$4,119,523

Underwritten Total Expenses	$1,006,336

Underwritten Net Operating Income (NOI)	$3,113,187

Underwritten Net Cash Flow (NCF)	$2,826,518

Mortgage Loan Information

Mortgage Loan Seller	AMCC

Cut-Off Date Balance	$26,476,144

Percentage of Cut-Off Date Pool Balance	3.0%

Cut-Off Date Loan Balance Per SF	$111

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	5.680%

Original Term/ Amortization	84/360

Remaining Term/ Amortization	83/359

Cut-Off Date LTV	72.9%

Maturity Date LTV	65.6%

Underwritten DSCR on NOI	1.69x

Underwritten DSCR on NCF	1.53x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Centennial Place Loan”) is secured by a first deed of trust encumbering two office buildings located in Tacoma, Washington. The Centennial Place Loan represents approximately 3.0% of the Cut-Off Date Pool Balance. The Centennial Place Loan was originated on September 26, 2002, and has a Cut-Off Date Balance of $26,476,144.

The Centennial Place Loan has a remaining term of 83 months to its Anticipated Repayment Date of October 11, 2009, and a scheduled maturity date of October 11, 2032. The Centennial Place Loan may be prepaid on or after August 11, 2009, and permits defeasance with United States government obligations beginning 36 months after its first payment date.

-	The Borrower. The Borrower is Elman Centennial Associates, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Centennial Place Loan. The sponsors of the Borrower are Lee M. Elman and Elman Centennial GP, Inc.

-	The Property. The Mortgaged Property consists of 2 office buildings containing approximately 239,475 square feet situated on approximately 12.0 acres and constructed in 1986 and 1993. The Mortgaged Property is located in Tacoma, Washington, within the Seattle-Tacoma-Bremerton, Washington metropolitan statistical area. As of October 1, 2002, the occupancy rate for the Mortgaged Property securing the Centennial Place Loan was 100.0%. The Mortgaged Property is completely occupied by the State of Washington Department of Health and Social Services. The tenant is the State of Washington Department of General Administration. As of October 14, 2002, the State of Washington had general obligation bond ratings of “Aa1” (Moody’s) and “AA+” (S&P). The State of Washington Department of General Administration leases expire in January 2013 and May 2013.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

State of Washington	58.4%	152,926	63.9%	January 2013

State of Washington	41.6%	86,549	36.1%	May 2013

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance and provide for certain replacement reserves. The loan documents also required the borrower to deposit with the mortgagee an initial reserve of $9,500 and a letter of credit in an amount equal to $250,000 for tenant improvement and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be paid directly into a mortgagee designated lock box account.

-	Hyperamortization. Commencing on the anticipated repayment date of October 11, 2009, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum shall also accrue on the principal amount of the Centennial Place Loan. Additional interest shall accrue on the accrued interest, if any, at the interest rate plus two percent (2%) per annum. See “DESCRIPTION OF THE MORTGAGE POOL — ARD Loans” in the prospectus supplement for information regarding ARD Loans.

-	Management. Elman Investors Management Organization is the property manager for the Mortgaged Property securing the Centennial Place Loan. The property manager is affiliated with the sponsor of the Centennial Place Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

THE ARBORS AT BROADLANDS

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Ashburn, VA

Property Type	Multifamily

Size (Units)	240

Occupancy as of June 25, 2002.	95.8%

Year Built	2001

Appraisal Value	$35,100,000

Underwritten Occupancy	94.0%

Underwritten Revenues	$3,393,817

Underwritten Total Expenses	$1,148,018

Underwritten Net Operating Income (NOI)	$2,245,800

Underwritten Net Cash Flow (NCF)	$2,193,000

Mortgage Loan Information

Mortgage Loan Seller	AMCC

Cut-Off Date Balance	$24,000,000

Percentage of Cut-Off Date Pool Balance	2.7%

Cut-Off Date Loan Balance Per Unit	$100,000

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	5.800%

Original Term/ Amortization	60/360

Remaining Term/ Amortization	59/360

Cut-Off Date LTV	68.4%

Maturity Date LTV	65.8%

Underwritten DSCR on NOI	1.33x

Underwritten DSCR on NCF	1.30x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Arbors at Broadlands Loan”) is secured by a first deed of trust encumbering a 240-unit multifamily complex located in Ashburn, Virginia. The Arbors at Broadlands Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Arbors at Broadlands Loan was originated on September 5, 2002, and has a principal balance as of the Cut-Off Date of $24,000,000. The Arbors at Broadlands Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Arbors at Broadlands Loan has a remaining term of 59 months and matures on October 11, 2007. The Arbors at Broadlands Loan may be prepaid on or after August 11, 2007, and permits defeasance with United States government obligations beginning 3 years after its first payment date.

-	The Borrower. The Borrower is Broadlands Apartments, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Arbors at Broadlands Loan. The sponsors of the Borrower are: Bozzuto & Associates, Inc., Thomas S. Bozzuto, Richard L. Mostyn, and John B. Slidell. Bozzuto & Associates, Inc. is the managing member of B. A. Broadlands, LLC, the parent company of the borrower.

-	The Property. The Mortgaged Property is a 240-unit, Class A, garden-style apartment complex, constructed in 2001 which consists of 15 buildings situated on approximately 14.5 acres in Ashburn, Virginia, within the Washington, DC metropolitan statistical area. As of June 25, 2002, the occupancy rate for the Mortgaged Property securing the Arbors at Broadlands Loan was approximately 95.8%. Amenities located at the Mortgaged Property include 49 garage spaces and 23 storage spaces in 4 garage buildings, a 3,224 square foot clubhouse with a fitness center, a swimming pool, landscaped and lighted grounds, a car wash area and asphalt paved walking trails.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

		Approximate		% of Net	Asking
Unit Mix	No. of Units	Unit Size (SF)	Total SF	Rentable Area	Rental Range

1-BR / 1-BA	96	930	89,280	33.2%	$800-$1,465

2-BR / 2-BA	120	1,217	146,040	54.3%	$1,210-$1,575

3-BR / 2-BA	24	1,397	33,528	12.5%	$1,610-$1,780

Total/ Weighted Average	240	1,120	268,848	100.0%	$1,086-$1,552

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance and provide for certain replacement reserves. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Arbors at Broadlands Loan, (i) if the borrower has outstanding mezzanine debt, (ii) if the debt service coverage ratio, as computed by the mortgagee (including any mezzanine debt), is less than 1.20x, and (iii) upon the occurrence of an event of default under the loan documents, the mortgagee may require the borrower to notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Property Management. Bozzuto Management Company is the property manager for the Mortgaged Property securing the Arbors at Broadlands Loan. Bozzuto Management Company, a subsidiary of the Bozzuto Group, specializes in leasing, development, management and maintenance of planned communities, including luxury apartment complexes, multifamily and single family developments.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

NORTHRIDGE GROVE SHOPPING CENTER

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Northridge, CA

Property Type	Retail - Anchored

Size (SF)	149,980

Occupancy as of September 30, 2002.	93.4%

Year Built	1974

Appraisal Value	$32,000,000

Underwritten Occupancy	93.4%

Underwritten Revenues	$3,542,427

Underwritten Total Expenses	$792,451

Underwritten Net Operating Income (NOI)	$2,749,975

Underwritten Net Cash Flow (NCF)	$2,620,577

Mortgage Loan Information

Mortgage Loan Seller	Wachovia

Cut-Off Date Balance	$24,000,000

Percentage of Cut-Off Date Pool Balance	2.7%

Cut-Off Date Loan Balance Per SF	$160

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	6.575%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	120/360

Cut-Off Date LTV	75.0%

Maturity Date LTV	64.7%

Underwritten DSCR on NOI	1.50x

Underwritten DSCR on NCF	1.43x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Northridge Center Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Northridge, California. The Northridge Center Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Northridge Center Loan was originated on October 4, 2002, and has a Cut-Off Date Balance of $24,000,000.

The Northridge Center Loan has a remaining term of 120 months and matures on November 1, 2012. The Northridge Center Loan may be prepaid on or after September 1, 2012, and permits defeasance with United States government obligations beginning 4 years after its first payment date.

-	The Borrower. The borrower is GWP-Northridge Grove Shopping Center LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Northridge Center Loan. The sponsors of the borrower are Said Shooshani, Zad Shooshani and Tony Shooshani who have owned the Mortgaged Property for more than 10 years. Mr. Said Shooshani has over 45 years of real estate experience.

-	The Property. The Mortgaged Property is an approximately 149,980 square foot anchored retail center situated on approximately 8.8 acres and constructed in 1974, with renovations in 1990 and 1994. The Mortgaged Property is located in Northridge, California, within the Los Angeles, California metropolitan statistical area. As of September 30, 2002, the occupancy rate for the Mortgaged Property securing the Northridge Center Loan was approximately 93.4%. The largest tenant is Marshalls (“Marshalls”), occupying approximately 26,860 square feet, or approximately 17.9% of the net rentable area. Marshalls, a subsidiary of TJX Companies, Inc., is an off-price retailer of family apparel and home fashions. As of October 14, 2002, TJX Companies, Inc. had senior unsecured debt ratings of “A3” (Moody’s) and “A” (S&P). The Marshalls lease expires in January 2006. The second largest tenant is The Good Guys Inc. (“The Good Guys”), occupying approximately 16,425 square feet, or approximately 11.0%, of the net rentable area. The Good Guys is a specialty retailer of higher-end consumer entertainment electronics products. The Good Guys lease expires in November 2005. The third largest tenant is David’s Bridal (“David’s Bridal”), occupying approximately 11,800 square feet, or approximately 7.9% of the net rentable area. David’s Bridal, a subsidiary of The May Department Stores Company, Inc., is a retailer of bridal gowns, bridal-related merchandise, special occasion dresses and accessories. As of October 14, 2002, The May Department Stores Company, Inc. had senior unsecured debt ratings of “A2” (Moody’s) and “A” (S&P). The David’s Bridal lease expires in January 2030.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of
	Gross	Net
	Potential	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Marshalls	11.3%	26,860	17.9%	January 2006

The Good Guys	11.5%	16,425	11.0%	November 2005

David’s Bridal	6.9%	11,800	7.9%	January 2030

Pier 1 Imports	6.7%	9,979	6.7%	April 2009

Party America	5.7%	9,050	6.0%	August 2008

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

						% of Gross	Cumulative
		WA Base			Cumulative	Potential	% of Total
	No. of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent Revenue
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2002	2	$24.94	3,070	2.0%	2.0%	2.3%	2.3%
2003	0	$0.00	0	0.0%	2.0%	0.0%	2.3%
2004	10	$23.76	23,579	15.7%	17.8%	17.2%	19.5%
2005	3	$23.41	26,451	17.6%	35.4%	19.0%	38.5%
2006	6	$16.72	35,325	23.6%	59.0%	18.1%	56.6%
2007	3	$30.38	7,578	5.1%	64.0%	7.1%	63.7%
2008	1	$20.64	9,050	6.0%	70.0%	5.7%	69.4%
2009	3	$23.77	13,971	9.3%	79.4%	10.2%	79.6%
2010	0	$0.00	0	0.0%	79.4%	0.0%	79.6%
2011	1	$14.40	5,300	3.5%	82.9%	2.3%	81.9%
2012	1	$37.56	3,994	2.7%	85.6%	4.6%	86.5%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance and provide for certain replacement reserves. In addition, the loan documents required the borrower to provide with the mortgagee at the closing of the Northridge Center Loan, a $200,000 letter of credit for general tenant improvements and leasing commissions. The borrower also provided to the Mortgagee a $250,000 letter of credit that will remain in place until The Good Guys extends its lease or exercises its renewal option in 2005. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Shooshani Developers LLC is the property manager for the Mortgaged Property securing the Northridge Center Loan. The property manager is affiliated with the sponsor of the Northridge Center Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

CENTER AT RANCHO NIGUEL

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Laguna Niguel, CA

Property Type	Retail-Anchored

Size (SF)	117,207

Occupancy as of August 1, 2002.	100.0%

Year Built	1990

Appraisal Value	$29,100,000

Underwritten Occupancy	93.1%

Underwritten Revenues	$3,034,456

Underwritten Total Expenses	$550,428

Underwritten Net Operating Income (NOI)	$2,484,028

Underwritten Net Cash Flow (NCF)	$2,357,658

Mortgage Loan Information

Mortgage Loan Seller	NCCI

Cut-Off Date Balance	$22,982,747

Percentage of Cut-Off Date Pool Balance	2.6%

Cut-Off Date Loan Balance Per SF	$196

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	6.370%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	119/359

Cut-Off Date LTV	79.0%

Maturity Date LTV	67.8%

Underwritten DSCR on NOI	1.44x

Underwritten DSCR on NCF	1.37x

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Center at Rancho Niguel Loan”) is secured by a first deed of trust encumbering an anchored retail property located in Laguna Niguel, California. The Center at Rancho Niguel Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Center at Rancho Niguel Loan was originated on September 13, 2002, and has a Cut-Off Date Balance of $22,982,747.

The Center at Rancho Niguel Loan has a remaining term of 119 months and matures on October 11, 2012. The Center at Rancho Niguel Loan may be prepaid on or after May 11, 2012, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

-	The Borrower. The borrower is Rancho Niguel Plaza II, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Center at Rancho Niguel Loan. The sponsors of the borrower are Robert and Pamela Buie. Mr. Buie is the president of Buie Communities. Buie Communities, founded in 1983, has developed over 10,000 residential units throughout Southern California and currently has real estate holdings in excess of 500,000 square feet.

-	The Property. The Mortgaged Property is an approximately 117,207 square foot anchored retail center situated on approximately 11.0 acres and constructed in 1990. The Mortgaged Property is located in Laguna Niguel, California, within the Los Angeles-Riverside-Orange County, California metropolitan statistical area. As of August 1, 2002, the occupancy rate for the Mortgaged Property securing the Center at Rancho Niguel Loan was approximately 100.0%. The largest tenant is Loehmann’s (“Loehmann’s”) occupying approximately 26,183 square feet, or approximately 22.3% of the net rentable area. Loehmann’s is a national upscale off-price specialty retailer with 44 stores in 17 states. The Loehmann’s lease expires in July 2011. The second largest tenant is Strouds Linen (“Strouds”) occupying approximately 24,666 square feet, or approximately 21.0% of the net rentable area. Strouds sells bed, bath, and kitchen textiles in 50 stores located in California and 3 other states. The Strouds lease expires in January 2006. The third largest tenant is Ethan Allen Interiors Inc., (“Ethan Allen”) occupying approximately 16,500 square feet, or approximately 14.1% of the net rentable area. Ethan Allen is a manufacturer and retailer of quality home furnishings, offering a full range of furniture products and home accessories. As of October 14, 2002, Ethan Allen had a backed senior rating of “Baa2” (Moody’s) and a senior unsecured debt rating of “A-” (S&P). The Ethan Allen lease expires in May 2012.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Loehmann’s	16.5%	26,183	22.3%	July 2011

Strouds Linen	15.6%	24,666	21.0%	January 2006

Ethan Allen	13.1%	16,500	14.1%	May 2012

Coldwell Banker	7.2%	6,489	5.5%	January 2007

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
						% of Gross	% of Gross
		WA Base			Cumulative	Potential	Potential
	No. of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2002	3	$34.30	4,144	3.5%	3.5%	5.3%	5.3%
2003	1	$30.43	1,191	1.0%	4.6%	1.3%	6.6%
2004	3	$31.43	3,984	3.4%	8.0%	4.6%	11.2%
2005	4	$28.30	7,794	6.6%	14.6%	8.2%	19.4%
2006	5	$20.41	30,716	26.2%	40.8%	23.2%	42.6%
2007	6	$30.19	17,595	15.0%	55.8%	19.6%	62.2%
2008	0	$0.00	0	0.0%	55.8%	0.0%	62.2%
2009	0	$0.00	0	0.0%	55.8%	0.0%	62.2%
2010	0	$0.00	0	0.0%	55.8%	0.0%	62.2%
2011	1	$17.00	26,183	22.3%	78.2%	16.5%	78.7%
2012	2	$22.78	21,600	18.4%	96.6%	18.2%	96.9%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for escrows of real estate taxes and insurance. In addition, the loan documents require the borrower to deposit with the mortgagee an amount of $58,608 per year, not to exceed $250,000 in the aggregate, for tenant improvements and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Pacific West Asset Management is the property manager for the Mortgaged Property securing the Center at Rancho Niguel Loan. Pacific West Asset Management currently manages 86 multifamily and commercial properties in Southern California totaling 4,851,501 square feet. The property manager is affiliated with the sponsor of the Center at Rancho Niguel Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

HOME DEPOT EXPO

Property Information

Number of Mortgaged Properties	1

Location (City, State)	Encinitas, CA

Property Type	Retail-Anchored

Size (SF)	104,759

Occupancy as of September 6, 2002.	100.0%

Year Built	2002

Appraisal Value	$28,000,000

Underwritten Occupancy	100.0%

Underwritten Revenues	$2,495,000

Underwritten Total Expenses	$49,900

Underwritten Net Operating Income (NOI)	$2,445,100

Underwritten Net Cash Flow (NCF)	$2,434,624

Mortgage Loan Information

Mortgage Loan Seller	Wachovia

Cut-Off Date Balance	$22,381,678

Percentage of Cut-Off Date Pool Balance	2.6%

Cut-Off Date Loan Balance Per SF	$214

Number of Mortgage Loans	1

Type of Security	Fee

Mortgage Rate	6.050%

Original Term/ Amortization	120/360

Remaining Term/ Amortization	119/359

Cut-Off Date LTV	79.9%

Maturity Date LTV	68.0%

Underwritten DSCR on NOI	1.51x

Underwritten DSCR on NCF	1.50x

Shadow rating (Moody’s/ S&P)*	Aa3/AA-

*	Moody’s and S&P have confirmed that the Home Depot EXPO Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “Aa3”/ “AA-” by Moody’s and S&P, respectively.

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

-	The Loan. The Mortgage Loan (the “Home Depot EXPO Loan”) is secured by a first mortgage encumbering a single-tenant retail building located in Encinitas, California. The Home Depot EXPO Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Home Depot EXPO Loan was originated on September 26, 2002, and has a Cut-Off Date Balance of $22,381,678.

The Home Depot EXPO Loan has a remaining term of 119 months to its anticipated repayment date of October 11, 2012, and a scheduled maturity date of January 11, 2028. The Home Depot EXPO Loan may be prepaid on or after July 11, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Encinitas Town Center Associates IV, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Home Depot EXPO Loan. The sponsor of the borrower is Ben Reiling. Mr. Reiling is the owner/president of Zelman Development Company. Zelman Development Company, based in Los Angeles, California, is a real estate company with over 35 years of real estate development experience and has developed over 8.0 million square feet of retail, industrial and office properties.

-	The Property. The Mortgaged Property is an approximately 104,759 square foot single-tenant retail building situated on approximately 10.0 acres and constructed in 2002. The Mortgaged Property is located in Encinitas, California, within the San Diego, California metropolitan statistical area. As of September 6, 2002, the occupancy rate for the Mortgaged Property securing the Home Depot EXPO Loan was 100.0%. Home Depot U.S.A., Inc. (“Home Depot-EXPO”) operates an EXPO Design Center, a new concept store offering interior design products and installation services for kitchen, bathroom, decor, lighting and window treatments. As of October 14, 2002, The Home Depot, Inc., the parent of Home Depot-EXPO, had senior unsecured debt ratings of “Aa3” (Moody’s) and “AA” (S&P). The Home Depot-EXPO lease expires in January 2028.

-	Escrows. The loan documents do not require escrows. Home Depot is responsible for the payment of taxes, maintaining insurance, repairs and replacements to the Home Depot store and operating expenses of the Home Depot store. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the Home Depot lease are deposited into a mortgagee designated lock box account.

-	Hyperamortization. Commencing on the anticipated repayment date of October 11, 2012, in addition to the interest described above, additional interest at the rate of three percent (3%) per annum shall also accrue on the principal amount of the Home Depot EXPO Loan. Additional interest shall accrue on the accrued interest, if any, at the interest rate plus three percent (3%) per annum. See “DESCRIPTION OF THE MORTGAGE POOL — ARD Loans” in the prospectus supplement for information regarding ARD Loans.

-	Management. Zelman Development company is the property manager for the Mortgaged Property securing the Home Depot EXPO Loan. The property manager is the sponsor of the Home Depot EXPO Loan.

NOTES

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the prospectus supplement. See Annex A-2 to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

-	Significant Sponsor Concentrations.

			Aggregate	% of	Weighted			Weighted
	# of		Cut-Off	Cut-Off	Average	Weighted		Average
	Loans/	Loan	Date	Date Pool	Cut-Off	Average		Mortgage
Sponsor	Properties	Numbers	Balance	Balance	Date LTV	DSCR		Rate

Apple Hospitality Two, Inc.	10/10	23, 39, 51 54, 59, 63 84, 87, 99 103	$49,203,076	5.6%	43.0%	2.41	x	7.400%
S. R. Weiner	1/1	1	$45,000,000	5.1%	68.2%	1.79	x	6.625%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Two (2) groups of Mortgage Loans, representing approximately 6.9% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the AB Mortgage Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. One (1) Mortgage Loan, representing approximately 1.2% of the Cut-Off Date Pool Balance, provides that the borrower under certain circumstances may incur, without lender consent, additional unsecured indebtedness other than in the ordinary course of business. In addition, in the case of 7 Mortgage Loans representing approximately 5.2% of the Cut-Off Date Pool Balance, the related loan documents provide that the borrower, under certain circumstances, may incur additional secured indebtedness. With respect to 5 Mortgage Loans representing approximately 11.3% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, with respect to 1 Mortgage Loan (other than the AB Mortgage Loans), representing approximately 0.7% of the Cut-Off Date Pool Balance, the related mortgaged property is

This material is for your private information and neither Wachovia Securities, Inc. nor Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2002-C2

encumbered by existing subordinate debt. Two (2) Mortgage Loans, representing 1.0% of the Cut-Off Date Pool Balance, do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

-	AB Mortgage Loans. Four (4) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the “AB Mortgage Loans”) (identified as loan numbers 1, 16, 72 and 100 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $64,430,838, representing 7.4% of the Cut-Off Date Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of separate intercreditor agreements, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan (except, with respect to 2 Mortgage Loans (loan numbers 72 and 100), to certain defaulted lease claims), but will have certain rights relating to the servicing and special servicing of the related companion loan.

-	Environmental Considerations. With respect to 5 Mortgage Loans, representing approximately 8.2% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy and with respect to 1 Mortgage Loan representing approximately 0.7% of the Cut-Off Date Pool Balance, the related borrower obtained a pollution legal liability policy (which does not run to the benefit of the lender as an additional insured), with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” by S&P. The premiums were paid in full at closing. There are no deductibles on the secured creditor impaired property environmental insurance policy, and each policy (except the policy for the Crossing at Smithfield Loan) has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan.

NOTES

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